EXHIBIT 24.1






                               CONSENT OF COUNSEL




I hereby consent to the reference to me in the Prospectus constituting part of this Form SB-1 Post -Effective Amendment No. 5 to the Registration Statement for Innovative Financial Resources, Inc., under the caption "Legal Matters".




                                                s/ CARL N. DUNCAN, ESQ.
                                                CARL N. DUNCAN, ESQ.



Bethesda, Maryland
July 10, 2003